                                                                    Exhibit 99.2

   CASE NAME:      Aerovox, Inc.      COMPARATIVE BALANCE SHEET       FORM OPR-1
   CASE NUMBER:    01-14680 jnf           FOR MONTH ENDED:


                                                      9/29/2001        10/27/2001       12/1/2001      12/29/2001      1/26/2002
                                                    -----------------------------------------------------------------------------
ASSETS

 CURRENT ASSETS:

   Cash                                             $  3,309,063      $  3,942,222    $  4,479,522    $  4,019,746   $  4,033,165
                                                    -----------------------------------------------------------------------------
   Other negotiable instruments (i.e.
     CD's, Treasury Bills, etc.)                               0                 0               0               0              0
                                                    ------------      ------------    ------------    ------------   ------------
   Accounts receivable, gross (OPR-3)                  8,252,242         7,769,402       7,467,141       7,230,853      7,167,409
                                                    ------------      ------------    ------------    ------------   ------------
   Less: Allowance for doubtful accounts              (1,304,057)       (1,327,909)     (1,340,439)     (1,350,439)    (1,359,439)
                                                    ------------      ------------    ------------    ------------   ------------
   Inventory, at cost                                 11,548,622        11,492,000      10,832,578      10,649,769     10,257,300
                                                    ------------      ------------    ------------    ------------   ------------
   Prepaid expenses and other current assets              93,066            50,405          86,073         110,268        174,304
                                                    ------------      ------------    ------------    ------------   ------------
   Other: Intercompany receivables (payables)            709,372           425,860         193,415         505,851        620,899
                                                    ------------      ------------    ------------    ------------   ------------
 TOTAL CURRENT ASSETS                                 22,608,307        22,351,980      21,718,290      21,166,047     20,893,637
                                                    -----------------------------------------------------------------------------
 PROPERTY, PLANT, AND EQUIPMENT, AT COST              50,491,398        50,501,177      50,522,978      50,528,861     49,481,592
                                                    ------------      ------------    ------------    ------------   ------------
   Less: Accumulated depreciation                    (24,567,963)      (24,853,350)    (25,145,749)    (25,429,439)   (25,032,360)
                                                    ------------      ------------    ------------    ------------   ------------
 NET PROPERTY, PLANT AND EQUIPMENT                    25,923,435        25,647,828      25,377,229      25,099,422     24,449,232
                                                    -----------------------------------------------------------------------------

 OTHER ASSETS

   Investments                                        15,789,439        15,663,076      15,712,152      15,522,849     15,287,298
                                                    ------------      ------------    ------------    ------------   ------------
   Other:  Def. fin. cost and org costs                  174,355           173,272         172,189         171,106        170,023
                                                    ------------      ------------    ------------    ------------   ------------
   Other assets (includes deposits)                    5,119,287         5,223,585       5,347,997       5,114,243      5,144,145
                                                    ------------      ------------    ------------    ------------   ------------
TOTAL ASSETS                                        $ 69,614,823      $ 69,059,741    $ 68,327,858    $ 67,073,667   $ 65,944,337
                                                    ============      ============    ============    ============   ============

                                                                    Exhibit 99.2
                                                                          Page 7

  CASE NAME:              Aerovox, Inc.
  CASE NUMBER:            01-14680 jnf                                FORM OPR-2

                                                           MONTH           MONTH            MONTH          MONTH           MONTH
                                                         29-Sep-01       10/27/01         12/01/01       12/29/01         01/26/02
                                                       -------------   -------------   -------------   -------------   -------------
    LIABILITIES

       POST PETITION LIABILITIES (OPR-4)                $ 1,295,437     $ 1,780,479     $ 2,087,607     $ 1,551,132     $ 1,679,602
                                                       -----------------------------------------------------------------------------

       PRE PETITION LIABILITIES

         Priority debt                                      855,449*        804,373         777,612         386,453         228,490
                                                       -------------   -------------   -------------   -------------   -------------

         Secured debt                                    29,300,919**    29,300,919      29,300,919      29,300,919      29,300,919
                                                       -------------   -------------   -------------   -------------   -------------

         Unsecured debt                                  19,509,617**    19,509,617      19,509,617      19,509,617      19,509,617
                                                       -------------   -------------   -------------   -------------   -------------

       TOTAL PRE PETITION LIABILITIES                    49,665,985      49,614,910      49,588,148      49,196,989      49,039,027
                                                       -------------   -------------   -------------   -------------   -------------

       OTHER LIABILITIES PER BOOK                         5,285,408       5,285,408       5,285,408       5,499,934       5,499,934
                                                       -------------   -------------   -------------   -------------   -------------

    TOTAL LIABILITIES                                    56,246,831      56,680,798      56,961,164      56,248,055      56,218,563
                                                       -------------   -------------   -------------   -------------   -------------

    SHAREHOLDERS' EQUITY

       REDEEMABLE COMMON STOCK                            1,524,800       1,373,800       1,253,800       1,249,800       1,099,800
                                                       -------------   -------------   -------------   -------------   -------------

       COMMON STOCK                                       5,450,979       5,450,979       5,450,979       5,450,979       5,450,979
                                                       -------------   -------------   -------------   -------------   -------------

       PAID IN CAPITAL                                    1,172,366       1,172,366       1,172,366       1,172,366       1,172,366
                                                       -------------   -------------   -------------   -------------   -------------

       RETAINED EARNINGS

         Through filing date                              9,674,670       9,674,670       9,674,670       9,674,670       9,674,670
                                                       -------------   -------------   -------------   -------------   -------------

         Post filing date                                (1,931,786)     (2,669,197)     (3,559,922)     (3,853,500)     (4,815,953)
                                                       -------------   -------------   -------------   -------------   -------------

       ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)     (2,523,036)     (2,623,675)     (2,625,199)     (2,868,703)     (2,856,089)
                                                       -------------   -------------   -------------   -------------   -------------

    TOTAL SHAREHOLDERS' EQUITY                           13,367,992      12,378,943      11,366,694      10,825,612       9,725,774
                                                       -------------   -------------   -------------   -------------   -------------

    TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                                $69,614,823     $69,059,741     $68,327,858     $67,073,667     $65,944,337
                                                       =============   =============   =============   =============   =============

* Massachusetts state income tax liability calculated to be $77,000, and various franchise tax liability totaling $38,000 over the amount previously accrued.
** Corrections to classifications of two liabilities:
      1.) Reclassification of Industrial Revenue Bond liability from secured to unsecured ($684,000).
      2.) Reclassification of note payable to prior owners of Mexico
          City business guarenteed by pledge of Aerovox de Mexico stock from unsecured to secured ($1,591,000).